UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

______________________

Date of Report (Date of earliest event reported): January 26, 2015

Virtus Oil & Gas Corp.

(Exact Name of Registrant as Specified in its Charter)

______________________________________________________________________________

Nevada	000-54526	46-0524121
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1517 San Jacinto Street, Houston, Texas 77002

(Address of principal executive offices)

Registrant’s telephone number, including area code: (281) 806-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

VIRTUS OIL AND GAS CORP.

Form 8-K

Current Report

ITEM 4.01	CHANGE IN COMPANY’S CERTIFYING ACCOUNTANT

On January 26, 2015, the board of directors of Virtus Oil and Gas Corp., a Nevada corporation (the “Company”) approved the dismissal of M & K CPAS, PLLC (“M & K”) as the registered independent registered public accountant and the appointment of LBB & Associates Ltd., LLP (“LLB”) as the Company’s registered independent public accounting firm as of January 26, 2015.

Other than the disclosure of uncertainty regarding the ability for us to continue as a going concern which was included in our accountant’s report on the financial statements for the year ended November 30, 2013, M & K’s reports on the financial statements of the Company for the year ended November 30, 2013 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. For the most recent fiscal year and any subsequent interim period through M & K's termination on January 26, 2015, M & K disclosed the uncertainty regarding the ability of the Company to continue as a going concern in its accountant’s report on the financial statements.

In connection with the audit and review of the financial statements of the Company through January 26, 2015, there were no disagreements on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with WeinbergsM & K’s opinion to the subject matter of the disagreement.

In connection with the audited financial statements of the Company for the year ended November 30, 2013 and interim unaudited financial statements through January 26, 2015, there have been no reportable events with the Company as set forth in Item 304(a)(1)(v) of Regulation S-K.

Prior to January 26, 2015, the Company did not consult with LBB regarding (1) the application of accounting principles to specified transactions, (2) the type of audit opinion that might be rendered on the Company’s financial statements, (3) written or oral advice was provided that would be an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issues, or (4) any matter that was the subject of a disagreement between the Company and its predecessor auditor as described in Item 304(a)(1)(iv) or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided a copy of the foregoing disclosures to M & K prior to the date of the filing of this report and requested that M & K furnish it with a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the statements in this Report. A copy of the letter furnished in response to that request is filed as Exhibit 16.1 to this Form 8-K.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

16.1	Letter from M & K CPAS, PLLC. Dated January 28, 2015, to the Securities and Exchange Commission regarding statements included in this Form 8-K.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIRTUS OIL AND GAS CORP.
Date: January 28, 2015	By: /s/ Rupert Ireland
Rupert Ireland
Chief Executive Officer